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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 1998

                                CAM DESIGNS INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                          1-13886                  75-2257039
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


               Birmingham Road, Allesley, Coventry CV59QE, England
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code      011-44-1-203-407-700
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         (Former name or former address, if changed since last report.)


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Item 9. Sales of Equity Securities Pursuant to Regulation S.

         On January 19, 1998, CAM Designs Inc. (the "Company") issued 50,000 shares of its Class A Common Stock, par value $.001 (the "Shares") for a purchase price of $193,750.00 or $3.875 per Share to an investment company domiciled in Germany ( the "Purchaser"). The Shares were sold without the payment of any underwriting discounts or commissions. The Company issued the Shares pursuant to the exemption afforded by Regulation S under the Securities Act of 1933, as amended ("Regulation S"), and in reliance upon certain representations, warranties and covenants made by the Purchaser that it complies, and will continue to comply, with the requirements of Regulation S.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CAM DESIGNS INC.

Date: February 2, 1998                By:  s/John R. Davidson
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                                           John R. Davidson
                                           President and Chief Executive Officer

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